THE WARRANTS AND COMMON STOCK ISSUABLE UPON EXERCISE OF
       WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), AND THE WARRANTS AND COMMON STOCK ISSUABLE
           ON EXERCISE OF WARRANTS MAY NOT BE SOLD UNLESS THERE IS A
           REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND
            COMMON STOCK OR THERE IS AVAILABLE AN EXEMPTION FROM THE
                      REGISTRATION REQUIREMENTS OF THE ACT


         Void after 5:00 P.M., New York City time, on __________, 199__


               WARRANT TO PURCHASE ________ SHARES OF COMMON STOCK
                                       OF
                          AUGMENT SYSTEMS, INCORPORATED

         This is to certify that, for value received, _________________________ __________, having offices at ____________________________________________, or assigns (the "Holder" or "Holders") is entitled to purchase, subject to the provisions of this warrant, from Augment Systems Incorporated, a Delaware corporation (the "Company"), having a principal place of business located at 2 Robbins Road, Westford, Massachusetts 01866, _____________ (_______) shares (the "Warrant Shares" or the "Shares") of the common stock of the Company (the "Common Stock"), at an exercise price of Seventy-Two Cents ($.72) per share, at any time during the period commencing _______________, 199__ (the "Exercise Commencement Date") until 5: 00 P.M., New York City time, on ____________, ______ (which shall be referred to herein as the "Exercise Term"), subject to adjustment as set forth hereinafter. This warrant, and any warrant resulting from a transfer or subdivision of this warrant shall sometimes hereinafter be referred to as a "Warrant." The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as set forth in Section 7 below.

         1. EXERCISE OF WARRANT. Each Warrant shall entitle the Holder thereof to purchase one share of Common Stock at an exercise price of $.72 per share of Common Stock (as the same may be adjusted from time to time, the "Purchase Price"). This Warrant may also be exercised in whole or in part at any time or from time to time during the period commencing on the Exercise Commencement Date through the last day of the Exercise Term, or if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, in each case during regular business hours with the Purchase Form annexed hereto duly executed and accompanied by payment of the Purchase Price for the number of shares specified in such form. If this Warrant should be exercised in part only, if permitted by the terms hereof, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by a validly executed Purchase Form and the appropriate payment for the Warrant Shares issuable upon such exercise, the Holder shall be deemed to be the holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time, not to exceed five (5) business days following the exercise of this Warrant or such greater time as the Company's stock transfer agent, if any, may reasonably require.

         2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant, such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Subject to
Section 7(h) hereof, any fraction of a share called for upon any exercise hereof shall be canceled.

         4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense other than as provided in this Section 4, at the option of the Holder, upon presentation and surrender hereof to the Company at its office or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable hereunder. Subject to Section 9 hereof, upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay the applicable transfer tax, if any, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice signed by the Holder hereof specifying the names and denominations in which new Warrants are to be issued. Upon receipt by the Company of evidence satisfactory to it in its sole discretion of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company until exercise hereof.

         6. REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Warrant Shares issuable upon exercise of this warrant are subject to a Registration Rights Agreement of even date, the terms of which are incorporated by reference into this Warrant as if such terms are set forth at length herein.

         7. ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES.

                  (a) COMPUTATION OF ADJUSTED PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuance or sales referred to in Section 7(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any warrants, rights or options to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed to all the shareholders of the Company and Holders of Warrants) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Purchase Price in effect immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Purchase Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing
(A) an amount equal to the sum of (X) the product of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (b) the Purchase Price in effect immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 7(c) hereof.

         For the purposes of any  computation to be made in accordance with this
Section 7(a), the following provisions shall be applicable:

         In case of the issuance or sale of shares of Common Stock for a consideration, part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

         In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

         (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

         (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 7(a).

         (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of warrants, rights, options and upon the conversion or exchange of convertible or exchangeable securities.

         (b) WARRANTS, RIGHTS, OPTIONS AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. Except as provided in Section 7(f) and in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the shareholders of the Company and Holders of warrants, if the Company shall at any time after the date hereof issue warrants, rights or options to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, (i) for a consideration per share less than (a) the Purchase Price in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities, or (ii) without consideration, the Purchase Price in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 7(a) hereof, provided that:

         (A) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under all the outstanding warrants, rights or options shall be deemed to be issued and outstanding at the time all such outstanding warrants, rights or options were issued, and for a consideration equal to the minimum exercise price per share provided for in the warrants, rights or options at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of such warrants, rights or options), if any, received by the Company for such warrants, rights or options, and if no minimum exercise price is provided in the warrants, rights or options, then the consideration shall be equal to zero; provided, however, that upon the expiration or other termination of such warrants, rights or options, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) shall be reduced by such number of shares as to which warrants, warrants and/or options shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those warrants, rights or options as to which the exercise rights shall not have expired or terminated unexercised.

         (B) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of such convertible or exchangeable securities) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (B) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

         (C) If any change shall occur in the price per share provided for in any of the warrants, rights or options referred to in subsection (A) of this
Section 7(b), or in the price per share at which the securities referred to in subsection (B) of this Section 7(b) are convertible or exchangeable, the warrants, rights or options or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new warrants, rights or options or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such warrants, rights or options or the conversion or exchange of such convertible or exchangeable securities.

         (c) SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately increased or decreased.

         (d) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Purchase Price pursuant to the provisions of this Section 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted down to the nearest full Share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

         (e) RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

         (f) NO ADJUSTMENT OF PURCHASE PRICE IN CERTAIN CASES. No adjustment of the Purchase Price shall be made: (i) that would result in the Purchase Price being below par value; (ii) upon the issuance or sale of shares of Common Stock upon the exercise of warrants and options outstanding as of the date hereof; or
(iii) upon the issuance of options granted pursuant to the Company's Stock Option Plan (the "Plan"); or (iv) upon the issuance of warrants to purchase Common Stock, with an exercise price equal to not less than the fair market value of the Common Stock, subsequent to the date hereof or the sale of any shares of Common Stock pursuant to the exercise of any such warrants; or (v) upon the issuance of any shares of capital stock by the Company to any of its subsidiaries.

         (g) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection (7)(g).

         (h) FRACTIONAL SHARES. As to any fraction of a share which the holder of this Warrant would be entitled to purchase upon exercise of this Warrant, the Company shall pay, in lieu of such fractional interest, an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share computed on the basis of the Market Price, as set forth below. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Warrant.

         As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid prices for the last three (3) trading days prior to such date as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         (i) WARRANT CERTIFICATE AFTER ADJUSTMENT. Irrespective of any change pursuant to this Section 7 in the Purchase Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Warrant, this Warrant may continue to express as the Purchase Price and as the number of shares obtainable upon exercise, the same price and number of shares as are stated herein.

         (j) STATEMENT OF CALCULATION. Whenever the Purchase Price shall be adjusted pursuant to the provisions of this Section 7, the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Purchase Price determined as above provided in such section and a certificate of the independent public accountants regularly retained by the Company. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Purchase Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

         8. DEFINITION OF "COMMON STOCK". For the purpose of this Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, $0.01 par value, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section 7 hereof, the shares of stock or other securities or property obtainable upon exercise of this Warrant shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section 7 hereof and all other provisions of this Warrant with respect to Common Stock shall apply on like terms to any such other shares or other securities.

         9. TRANSFER TO COMPLY WITH THE ACT. This Warrant or the Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

         (a) to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring the Warrants or Warrant Shares for his own account for investment purposes and not with a view to distribution, and in which such person agrees to comply with the provisions of this Section
(9) with respect to any resale or other disposition of such securities; or

         (b) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

         10. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

         (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any warrant, right or option to subscribe therefor; or

         (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed; or

         (d) There shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, warrants or options, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, warrants or options, or any proposed dissolution, liquidation, winding up or sale.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to the Holder, at the address set forth in the preamble of this Warrant; or

         (b) If to the Company, to the address set forth in the preamble of this Warrant; or

         (c) In each case to such other address as either party may designate by notice to the other party.

         12. SUCCESSORS. All the covenants and provisions of this Warrant by or for the benefit of the Holder shall inure to the benefit of his successors and assigns hereunder.

         13. TERMINATION. This Warrant will terminate on the expiration of the Exercise Term or on any earlier date when it has been entirely exercised.

         14. GOVERNING LAW. This Warrant shall be deemed to be made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

         15. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Warrant and all attachments hereto and all incorporation by references set forth herein, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Warrant may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Holder. No course of dealing between or among any persons having any interest in this Warrant will be deemed effective to modify, amend or discharge any part of this Warrant or any rights or obligations of any person under or by reason of this Warrant.

                                         AUGMENT SYSTEMS INCORPORATED



                                         By ____________________________

                                               Name:_______________________

                                               Title:________________________

Dated:_____________________

Attest:

___________________________



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                          AUGMENT SYSTEMS INCORPORATED

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
(Name and address of assignee must be printed or typewritten) the rights of the undersigned represented by this Warrant, to the extent of ________ (___) shares of Common Stock of Augment Systems Incorporated (the "Company") hereby irrevocably constituting and appointing Attorney to make such transfer on the books of the Company, with full power of substitution in the premises.

Dated: ___________, 199__                 __________________________________
                                            Signature of Registered Holder


Signature Guaranteed:


_________________________

Note: The above  signature must  correspond with the name as it appears upon the
front  page  of  this  Warrant  in  every  particular,   without  alteration  or
enlargement or any change whatever.



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                          AUGMENT SYSTEMS INCORPORATED

                                  PURCHASE FORM


Augment Systems Incorporated
2 Robbins Road
Westford, Massachusetts 01886


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase hereunder, shares of Common Stock of Augment Systems Incorporated (the "Shares") provided for herein, and requests that certificates for the Shares be issued in the name of:________

_______________________________________________________________________________
(Please print name, address and social security number) and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant for the balance of the Shares purchasable under this Warrant be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated:________________, 199__

Name of Warrantholder or Assignee: _____________________________________________
                                                   (Please print)

Address: ______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Signature: ____________________________________________________________________

Signature Guaranteed:


_____________________________

Note: The above  signature must  correspond with the name as it appears upon the
front  page  of  this  Warrant  in  every  particular,   without  alteration  or
enlargement or any change whatever, unless this Warrant has been assigned.


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